SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

VENTANA MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4)	Date Filed:

GENERAL INFORMATION
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
WHO SHOULD I CALL IF I HAVE QUESTIONS?
PROPOSAL NO. 1 -- RATIFICATION OF INDEPENDENT AUDITORS
PROPOSAL NO. 2 -- ELECTION OF THREE CLASS III DIRECTORS
INFORMATION ABOUT THE NOMINEES
PROPOSAL NO. 3 -- APPROVAL OF AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE PLAN
ABOUT THE BOARD AND ITS COMMITTEES
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
OTHER MATTERS

VENTANA MEDICAL SYSTEMS, INC.

1910 Innovation Park Drive
Tucson, Arizona 85737

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 3, 2002

      The 2002 Annual Meeting of Stockholders of Ventana Medical Systems, Inc. will be held at the Company’s headquarters, located at 1910 Innovation Park Drive, Tucson, Arizona 85737 on May 3, 2002, at 10:00 a.m., local time.

MATTERS TO BE VOTED ON:

1.	Ratification of the selection of Ernst & Young LLP as the independent auditors for our fiscal year 2002;

2.	Election of three Class III directors to serve for a term of three years expiring at the 2005 annual meeting of stockholders or until a successor is elected;

3.	To approve the amendment to the 1996 Employee Stock Purchase Plan; and

4.	Any other matters that may properly come before the meeting or any adjournment thereof.

      The close of business on March 19, 2002 has been fixed as the record date for the determination of the stockholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of stockholders entitled to vote at this meeting is available at the offices of Ventana Medical Systems, Inc., 1910 Innovation Park Drive, Tucson, Arizona 85737, for examination by any stockholder.

      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.

By Order of the Board of Directors

John Patience
Vice Chairman of the Board

Tucson, Arizona

April 2, 2002

PROXY STATEMENT

GENERAL INFORMATION	1
Who Can Vote	1
Voting by Proxies	1
How You May Revoke Your Proxy Instructions	1
How Votes are Counted	1
Cost of this Proxy Solicitation	1
Attending the Annual Meeting	2
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?	2
WHO SHOULD I CALL IF I HAVE QUESTIONS?	2
PROPOSALS	3
PROPOSAL NO. 1 — Ratification of Independent Auditors	3
PROPOSAL NO. 2 — Election of Three Class III Directors	4
Information About the Nominees	5
PROPOSAL NO. 3 — Amendment to the 1996 Employee Stock Purchase Plan	7
ABOUT THE BOARD AND ITS COMMITTEES	9
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	10
AUDIT COMMITTEE REPORT	12
STOCK PERFORMANCE GRAPH	13
OTHER MATTERS	13
STOCKHOLDER PROPOSALS	13
ANNUAL REPORT	13

i

PROXY STATEMENT

      Your vote is very important. For this reason, the board of directors requests that you allow your common stock to be represented at the annual meeting by the persons named as proxies on the enclosed proxy card. This proxy statement has been sent to you in connection with this request and was prepared for the board by our management. “We,” “our,” “Ventana” and the “Company” refer to Ventana Medical Systems, Inc. and its subsidiaries. This proxy statement is being sent to our stockholders on or about April 2, 2002.

GENERAL INFORMATION

Who can vote?	You are entitled to vote your common stock if our records show that you held your shares as of March 19, 2002. At the close of business on that date, 16,241,069 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

Voting by Proxies	If your common stock is held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from this holder that you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the persons named as proxies how to vote your common stock by signing, dating and mailing the proxy card in the envelope provided. However, you are welcome to come to the meeting and vote your shares in person. If you return a proxy without specific voting instructions, your shares will be voted by the persons named as proxies as recommended by the board of directors. At this time, we are not aware of any additional matters to be presented at the annual meeting except for those described in this proxy statement. However, if any other matters not described in this proxy statement are properly presented at the meeting, the persons named as proxies will use their best judgment to determine the vote of your shares. If the meeting is adjourned, your common stock may also be voted by the persons named as proxies on the new meeting date, unless you have revoked your proxy instructions prior to that time.

How may I revoke my proxy instructions?	You may revoke your proxy instructions by any of the following procedures:

1. send a different signed proxy with a later date;

2. send a letter to our Corporate Secretary revoking your proxy before your common stock has been voted by the persons named as proxies at the meeting; or

3. attend the annual meeting and vote your shares in person.

How are votes counted?	The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. The majority will be referred to as a quorum. If you return valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting.

Cost of this Proxy Solicitation	We will pay the cost of this proxy solicitation and, upon request, will reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers and employees.

Attending the Annual Meeting	If you are a holder of record and plan to attend the annual meeting, please indicate this when you return your proxy. If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. Proof of ownership can be shown from a recent brokerage statement or letter from a broker or bank detailing your ownership of our shares on the record date. If you wish to vote your common stock held in street name in person, you will have to get a proxy in your name from the registered holder.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Ratification of Independent Auditors	The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the selection of independent auditors. Therefore, an abstention or a vote to “abstain” from voting has the same effect as voting “against” this proposal.

Proposal 2: Election of Three Class III Directors	The three nominees for director receiving the most votes will be elected. Therefore, if you do not vote for a nominee or you indicate, “withhold authority to vote” for any nominee on your proxy card, your vote will not count for or against any nominee.

Proposal 3: Amendment to the 1996 Employee Purchase Plan	The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the amendment of the 1996 Employee Stock Purchase Plan. Therefore, an abstention or a vote to “abstain‘ from voting has the same effect as voting “against” this proposal.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

      If you have questions about the annual meeting or voting, please contact the Corporate Secretary, Mr. Nicholas Malden. Mr. Malden can be reached via telephone at (520) 887-2155 or via fax at (520) 229-4204.

PROPOSALS

PROPOSAL NO. 1 — RATIFICATION OF INDEPENDENT AUDITORS

      Our board of directors, acting upon the recommendation of the Audit Committee, has selected the firm of Ernst & Young LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2002, and to perform other appropriate accounting services. A resolution will be presented to the annual meeting to ratify this selection. The affirmative vote of a majority of the number of votes entitled to be cast by the common stock represented at the meeting is needed to ratify the selection. If the stockholders do not ratify the appointment of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the board of directors.

      We expect that representatives of Ernst & Young LLP will be present at the annual meeting and they will be presented with the opportunity to make a statement if so desired. They are also expected to be available to respond to appropriate questions.

Audit Fees

      The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $268,000.

All Other Fees

      The aggregate fees billed by Ernst & Young LLP for services rendered to us, other than the services described above under “Audit Fees” for the fiscal year ended December 31, 2001 were $79,000, including audit related services of $41,000 and non-audit related services of $38,000. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements.

Financial Information Systems Design and Implementation Fees

      We did not engage Ernst & Young LLP to provide any information technology services during the fiscal year ended December 31, 2001.

      The persons named as proxies will vote in favor of ratifying the selection of Ernst & Young LLP unless instructions to the contrary are indicated on the accompanying proxy card.

Your directors recommend a vote FOR Proposal No. 1

PROPOSAL NO. 2 — ELECTION OF THREE CLASS III DIRECTORS

Number of Directors to be Elected	Pursuant to our Certificate of Incorporation, our board of directors consists of eight persons, divided into three classes serving staggered terms of three years. Currently, we have two directors in Class I, three directors in Class II and three directors in Class III. Three Class III directors are to be elected at this year’s annual meeting. The Class I directors will hold office until next year’s 2003 annual meeting and the Class II directors until the 2004 annual meeting. If any director resigns or otherwise is unable to complete his or her term of office, the board will elect another director for the remainder of the term of the exiting director.

Vote Required	The three individuals with the highest number of votes are elected to office. There is no cumulative voting in the election of directors.

Nominees of the Board	The board has nominated the following individuals to serve as Class III directors until the 2005 annual meeting and the election of their successors: Jack W. Schuler John Patience Thomas M. Grogan

Currently, each of these nominees serve on the board. They have all agreed to be named in this proxy statement and to serve if elected. Each of these nominees attended all of the meetings of the board in the prior year.

To view additional information regarding each of the nominees and the continuing Class I and Class II directors, review the “Information about the Nominees‘ beginning on the following page.

      We are not aware of reasons why the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the persons named as proxies would vote your shares to approve the election of any substitute nominee proposed by the board. The board may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

INFORMATION ABOUT THE NOMINEES

Nominees for Class III Directors

Jack W. Schuler (Age 61) Chairman of the Nominating Committee	Mr. Schuler has served as a director of Ventana since April 1991 and as Chairman of the board of directors since November 1995. Mr. Schuler has been Chairman of the board of directors of Stericycle, Inc., a specialized medical waste management company, since March 1990. Mr. Schuler is also a partner in Crabtree Partners, a Chicago based venture capital firm. Prior to joining Stericycle, Mr. Schuler held various executive positions at Abbott from December 1972 through August 1989, serving most recently as President and Chief Operating Officer. He is currently a director of Medtronic, Inc., and Chiron Corporation. Mr. Schuler received a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

John Patience (Age 54) Member of the Compensation and Nominating Committees	Mr. Patience has served as a director of Ventana since July 1989 and as Vice Chairman since January 1999. Mr. Patience was a co-founder and served as a General Partner of Marquette Venture Partners, a venture capital investment firm, from January 1988 until March 1995. Since April 1995, Mr. Patience has been a partner in Crabtree Partners, a Chicago-based venture capital firm. Mr. Patience was previously a partner in the consulting firm of McKinsey & Co., specializing in health care. He is currently a director of Stericycle, Inc. Mr. Patience received a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia and an M.B.A. from the University of Pennsylvania Wharton School of Business.

Thomas M. Grogan, M.D. (Age 56)	Dr. Grogan is a founder, a director, Chairman Emeritus and is Chief Scientific Officer of Ventana. He has served as a director since the founding of the Company in June 1985 and was Chairman of the Board of Ventana from June 1985 to November 1995. He is currently a professor of pathology at the University of Arizona, College of Medicine, where he has taught since 1979. He received a B.A. in Biology from the University of Virginia and an M.D. from George Washington School of Medicine. Dr. Grogan completed a post-doctorate fellowship at Stanford University.

Your directors recommend a vote FOR the election of the three nominees under Proposal No. 2

Continuing Class I Directors

James R. Weersing (Age 62) Chairman of the Compensation Committee and Member of the Audit Committee	Mr. Weersing has served as a director of Ventana since October 1994. Since 1984, Mr. Weersing has been a Managing Director of MBW Venture Partners, a venture capital investment firm. Mr. Weersing has also served as President of JRW Technology, Inc., a consulting firm and, since January 2000, President and CEO of Iomed, Inc. Mr. Weersing received an B.S.M.E. and an M.B.A. from Stanford University.

Mark C. Miller (Age 46) Member of the Audit Committee	Mr. Miller has served as a director of Ventana since January 2001. Mr. Miller has also been the President and Chief Executive Officer and a director of Stericycle since May 1992. Prior to joining Stericycle, Inc. Mr. Miller served as Vice President, Pacific/ Asia/ Africa for the International Division of Abbott Laboratories, which he joined in 1977 and where he held a number of management and marketing positions. Mr. Miller also serves on the board of directors of AmericasDoctor.com, Inc. and Lake Forest Hospital. Mr. Miller received a B.S. degree in computer science from Purdue University graduating Phi Beta Kappa.

Continuing Class II Directors

Christopher M. Gleeson (Age 52)	Mr. Gleeson became President and Chief Executive Officer and a director in May 1999. He joined Ventana in March 1999 as Executive Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Gleeson was Senior Vice President of Bayer Diagnostics and General Manager of the U.S. Commercial Operations for Chiron Diagnostics, and prior to that, the founder, owner and Managing Director of Australian Diagnostics Corporation, a leading diagnostics distributor in Australia.

Rex J. Bates (Age 78) Chairman of the Audit Committee and Member of the Nominating Committee	Mr. Bates has served as a director of Ventana since April of 1996. From August 1991 to May 1995, Mr. Bates served on the Board of Directors of Twentieth Century Industries and was a member of its compensation committee. Prior to Twentieth Century Industries, Mr. Bates served as the Vice-Chairman of the Board of Directors of the State Farm Mutual Automobile Insurance Company. Mr. Bates also served as State Farm’s Chief Investment Officer. In March of 1991, Mr. Bates retired from State Farm. Prior to Mr. Bates’ employment with State Farm, he was a partner in the investment firm of Stein, Roe & Farnham in Chicago. Mr. Bates received a B.S. and an M.B.A. from the University of Chicago.

Edward M. Giles (Age 66) Member of the Compensation and Audit Committees	Mr. Giles has served as a director of Ventana since September 1992. Mr. Giles has served as Chairman of The Vertical Group, Inc., a venture capital investment firm, since January 1989. Mr. Giles was previously President of F. Eberstadt & Co., Inc., a securities firm, and Vice Chairman of Peter B. Cannell & Co., Inc., an investment management firm. He is currently a director of Synthetech, Inc. Mr. Giles received a B.S.Ch.E. in Chemical Engineering from Princeton University and an M.S. in Industrial Management from the Massachusetts Institute of Technology.

PROPOSAL NO. 3 — APPROVAL OF AMENDMENT TO 1996

EMPLOYEE STOCK PURCHASE PLAN

      Our board of directors and stockholders have previously adopted and approved our 1996 Employee Stock Purchase Plan. Presently 400,000 shares of our common stock are reserved for issuance under this plan. As of December 31, 2001, 86,907 shares of the 400,000 are available for future issuance.

      At the annual meeting, we request that the stockholders consider and approve a proposed amendment to the plan, increasing the number of shares reserved for purchase by 300,000 shares. This change would bring the total number of shares reserved for issuance to 700,000. The board believes that the amendment will enable us to continue our policy of widespread employee stock ownership as a means to motivate high levels of performance and recognize key employee accomplishments.

      The Employee Stock Purchase Plan allows employees to purchase shares of our common stock through periodic payroll deductions. We believe our longstanding practice of linking employee compensation to corporate performance increases employee motivation to improve stockholder value. Therefore, we have consistently included equity incentives as a component of compensation for many of our employees. This practice has enabled us to attract and retain the talent required in our operations.

      We believe that the remaining shares available for purchase under the plan are insufficient for the needs of the program. As we hire additional technical or management employees, it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in an extremely competitive job market. It will also be necessary to continue allowing current employees to purchase our shares through the plan to retain the services of valuable employees as our employee base grows larger.

      A summary of the essential features of the plan is set forth below:

SUMMARY OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

Summary of the 1996 Employee Stock Purchase Plan	The board approved the addition of 300,000 shares to the 1996 Employee Stock Purchase Plan on January 22, 2002. The plan provides eligible employees the ability to purchase our common stock. It provides eligible employees with an incentive to improve our performance on a long-term basis.

Shares Reserved and Eligibility	The plan currently has 400,000 shares of common stock reserved for issuance to eligible U.S. based employees.

Oversight	The board or a committee of the board administers the purchase plan. It has the authority to interpret the provisions of the purchase plan and to establish and amend rules for its administration subject to the plan’s limitations.

Method of Payment and Stock Price	Eligible employees invest in the plan through regular payroll deductions. Employees may choose to deduct up to 15% of their salary for each period of participation. However, an individual employee may not purchase more than $25,000 of shares under this plan in any calendar year. On each purchase date, payroll deductions are credited to an account established in each participating employee’s name. These shares are automatically purchased on behalf of that employee on the last business day of the purchase period at the lesser of 85% of the market price on the purchase period commencement or termination date.

Tax Consequences	Participating employees will be subject to taxation on any gain realized from the sale or other disposition of shares acquired under the plan.

Dilution Protection	If any change in our outstanding shares occurs by reason of any stock split, combination of shares or other similar transaction affecting our outstanding common stock as a class, appropriate adjustments will be made to the maximum number of shares issuable under the plan.

Amendment and Termination of the Plan	The board may amend or terminate the plan at any time. However, the board does not have the power to increase the number of shares available for issuance, amend the eligibility requirements of employees, or materially increase the benefits to participants under the plan without stockholder approval. No termination, modification or amendment of the plan can adversely affect the rights of an employee under the plan without the consent of the employee.

Shares Purchased Under the Stock Purchase Plan	As of December 31, 2001, eligible employees have purchased 313,093 shares of our common stock under the plan.

      The addition of 300,000 shares to the 1996 Employee Stock Purchase Plan will not take effect unless approved by a majority vote of the outstanding shares of common stock.

Vote Required

      Approval of an additional 300,000 shares to the plan requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting. It is intended that the person named as proxies will vote for adoption of the plan unless instructions to the contrary are indicated on the accompanying proxy form.

Your directors recommend a vote FOR the amendment of the option plan under Proposal No. 3

ABOUT THE BOARD AND ITS COMMITTEES

The Board	We are governed by a board of directors and various committees of the board that meet throughout the year. The board of directors held four meetings during 2001. The responsibility of the directors extends throughout the year at board and committee meetings and informal conferences and communications regarding our business.

Committees of the Board	The board has three principal committees, the Compensation Committee, the Audit Committee and the Nominating Committee. The function of each of these Committees, the current membership and the number of meetings held during 2001 is described below.

Compensation Committee	The Compensation Committee has three primary functions. First, it reviews the performance of the principal executive officers annually, reporting the results of this review and recommending compensation packages for these officers to the board. Secondly, the Compensation Committee reviews compensation to outside directors for service on the board and for service on committees of the board. Finally, the Committee reviews the level and extent of applicable benefits we provide with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits.

In 2001, the board elected James Weersing, Edward Giles and John Patience to the Compensation Committee. See “Compensation Committee Interlocks and Insider Participation” in the following section. The Compensation Committee held two meetings in 2001 with all members present.

Audit Committee	The Audit Committee annually reviews matters primarily related to financial controls and the audit of our operations. This review includes, but is not limited to:

• Discussions of the findings of the independent auditors that result from the audit and certification of our financial statements;

• Discussions of the accounting principles used for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements that may have a material affect on our business;

• Reviews of the adequacy of financial and accounting controls, including regard for the scope and performance of the internal auditing function; and

• Reviews of recommendations by the independent auditors or the internal auditing staff to changes in policies or practices.

The Audit Committee recommends a firm of certified public accountants to conduct our audit for the coming year to the Board of Directors.

In 2001, the board elected Rex Bates, Edward Giles, Mark Miller and James Weersing to the Audit Committee. The Audit Committee held three meetings during 2001.

Nominating Committee	The Nominating Committee is responsible for the development of general criteria regarding the qualifications and selection of board members. It recommends candidates to serve on the board. The Nominating Committee consists of directors Jack Schuler, Rex Bates and John Patience. The committee nominated Mark Miller to serve as a member of the board in 2001.

BOARD COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

      The Compensation Committee, made up of three outside directors, is responsible for the administration of our compensation programs including base salaries of executive officers and various types of incentive compensation. These programs are designed to provide competitive levels of total compensation and include other opportunities linked to our performance and stockholder return.

Compensation Philosophy

      The design and implementation of the our executive compensation programs is based on a series of guiding principles derived from our corporate goals, business strategy and management requirements. These principles may be summarized as follows:

•	Align financial interests of the management team with our stockholders and the board of directors;

•	Attract, motivate and retain high-caliber individuals necessary to increase total return to stockholders;

•	Provide a total compensation program where a significant portion of pay is linked to individual achievement as well as short- and long-term corporate performance; and

•	Emphasize and reward performance at the individual, team and company levels.

Compliance With Internal Revenue Code Section 162(m)

      We have considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for publicly held corporations for individual compensation exceeding $1 million in any taxable year for the named executive officers, unless compensation is performance based. Each of our named executive officers is beneath the $1 million threshold. We believe that any options granted under our stock option plan will meet the requirement as performance-based compensation under the transition provisions provided in the regulations under Section 162(m). Therefore, we believe that Section 162(m) will not reduce available tax deductions.

Compensation Program

      Our executive compensation program has three major components to assist in our efforts to attract, retain and motivate executive officers. We consider these components of compensation individually and collectively to determine total compensation of executive officers. The three major components are as follows:

1.	Base salary. Each fiscal year we establish base salaries for individual executive officers based upon: (i) industry and peer group surveys, (ii) responsibilities, scope and complexity of each position, (iii) performance judgments of each individual’s past and expected future contributions, and (iv) internal equity relative to other executive’s responsibilities and base salary levels. Along with the Chief Executive Officer, the Compensation Committee reviews and approves, with appropriate modifications, an annual base salary plan for our executive officers. The Compensation Committee reviews and modifies the base salary of the Chief Executive Officer based on similar competitive compensation data and the assessment of past performance and future expectations.

2.	Annual cash (short-term) incentives. Annual cash incentives are established to provide a direct link between individual pay and corporate performance. Annual bonus awards are established for executive officer positions based upon industry and peer group surveys and range from 5% to 30% of base salary. The committee considers our financial performance as measured by revenue and earnings growth, as well as the performance of each officer in their respective area. Each officer will establish operating objectives and will be rated on their attainment of these objectives in their area of the business. Officers may receive the full or partial portion of their targeted annual performance based bonus.

3.	Equity based incentive compensation. Long-term incentives for our employees are provided under our stock option plans. Each fiscal year, the committee considers granting long-term incentives in the form of stock options to executive officers. These option grants are intended to motivate the executive officers to improve long-term performance and align the financial interests of the management team with the stockholders. The grant of stock options to executive officers (other than the Chief Executive Officer) was established last year. The committee reviews the scope of responsibility, applicable strategic and operational goals and anticipated performance requirements to determine the option grants for executive officers.

Respectfully submitted,

John Patience
James R. Weersing
Edward M. Giles

The foregoing Compensation Committee Report shall not be deemed to be “soliciting material” or be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act” or the Exchange Act), except to the extent the Company specifically incorporates it by reference into such filing.

AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the board of directors in its oversight of our financial reporting process. The board of directors, in its business judgment, has determined that all members of the committee are “independent”, as required by applicable listing standards of Nasdaq. The committee operates pursuant to a Charter that was adopted by the board on July 24, 2000. As set forth in the Charter, management is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee reviewed the audited financial statements in the annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee discussed with the company’s independent auditors the overall scope and plans for their respective audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

      The committee has also discussed, with the independent auditors, the matters required to be discussed by statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors, the auditors’ independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the committee rely on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above, do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact “independent.”

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to above and in the Charter, the Audit Committee recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.

Respectfully submitted,

Edward M. Giles
James R. Weersing
Rex J. Bates
Mark Miller

April 2, 2002

STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total return on our common stock with the cumulative total returns (assuming reinvestment of dividends) on the Dow Jones Industrial Average, the Nasdaq Composite Index and Standard & Poor’s 500 Stock Index if $100 were invested in our common stock and in each such index on July 26, 1996.

OTHER MATTERS

      Our board is not aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your shares on such matters in accordance with their judgment.

Stockholder Proposals

      Any stockholder desiring to have a proposal included in our proxy statement for our 2003 annual meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to our principal executive offices no later than December 3, 2002.

Annual Report

      Our annual report on Form 10-K with certified financial statements required to be filed for the fiscal year ended December 31, 2001, is incorporated into this notice and proxy statement by this reference and accompanies this notice and proxy statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on March 19, 2002. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

VENTANA MEDICAL SYSTEMS, INC.

ANNUAL MEETING OF STOCKHOLDERS
May 3, 2002
10:00 a.m. Local Time

VENTANA HEADQUARTERS
1910 Innovation Park Drive
Tucson, Arizona 85737

Ventana Medical Systems, Inc.

2002 Annual Meeting of Stockholders	Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS FOR THE
2002 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 3, 2002.

The undersigned hereby constitutes and appoints NICHOLAS MALDEN and JOHN PATIENCE, and each of them acting in the absence of the others, will full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Stockholders and VENTANA MEDICAL SYSTEMS, INC. (the “Company”) to be held at the Company’s Headquarters, 1910 Innovation Park Drive, Tucson, Arizona 85737, on May 3, 2002, at 10:00 a.m. Mountain Standard Time and any adjournments thereof, and to vote all shares of the Company’s Common Stock standing in the name of the undersigned on the matters set forth on the reverse side and upon any other matters that may properly come before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows:

PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Ventana Medical Systems, Inc., c/o Shareowner Services ™, P.O. Box 64873, St. Paul, MN 55164-0873.

- Please detach here -

The Board of Directors Recommends a Vote FOR items 1, 2 and 3.

1.	To ratify the appointment of Ernst & Young LLP as the independent	FOR AGAINST ABSTAIN
auditors of the Company for the fiscal year ending December 31, 2002.

2.	Election of directors: 01 Jack W. Schuler 03 Thomas M. Grogan	Vote FOR Vote WITHHELD
	(Class III) 02 John Patience	all nominees from all nominees (except as marked)

(Instructions: To withhold authority
to vote for any indicated nominee,
write the number(s) of the nominee(s)
in the box provided to the right)

3.     Approval of Amendment to 1996 Employee Stock Purchase Plan.                                    FOR    AGAINST     ABSTAIN

This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting, in accordance with the discretion of the proxies.

Address Change?	Mark Box	Indicate changes below:	Date

Signature(s) In Box
When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both joint tenants sign.